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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 14, 2005

                            VALENCE TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                        0-20028               77-0214673
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


                      6504 BRIDGE POINT PARKWAY, SUITE 415
                               AUSTIN, TEXAS 78730
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________
             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ASSIGNMENT OF PURCHASE RIGHT TO BERG & BERG ENTERPRISES

     On December 14, 2005, Valence assigned Berg & Berg Enterprises, LLC, its right to purchase its outstanding Series C-1 Convertible Preferred Stock held by Riverview Group LLC. Pursuant to the terms of the assignment, Berg & Berg has agreed that the failure of Valence to redeem the stock on the maturity date shall not constitute a default under the Series C-1 certificate of designations and has waived the accrual of any default interest applicable in such circumstance. Berg & Berg has also agreed that in the event that Valence does not redeem the stock at maturity the Series C-1 Stock will be convertible into Valence's common stock at the lower of $4.00 or the closing price of Valence's common stock on the conversion date, provided the conversion price can be no lower than $1.98, the closing bid price of Valence's common stock on December 13, 2005. Berg & Berg is an affiliate of Carl E. Berg, Valence's chairman of the board and principal stockholder.

     This summary of the terms of the assignment is qualified in its entirety by the text of the assignment, a copy of which is attached to this Form 8-K as
Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.       DESCRIPTION

10.1 Assignment Agreement, dated December 14, 2005, by and between Valance Technology, Inc. and Berg & Berg Enterprises, LLC.

99.1              Press Release of Valence Technology, Inc. dated December 16,
                  2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VALENCE TECHNOLOGY, INC.




Date:    December 14, 2005                  /s/ Thomas Mezger
                                           -------------------------------------
                                           Name:    Thomas Mezger
                                           Title:   Chief Financial Officer and
                                                    Assistant Secretary


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

10.1 Assignment Agreement, dated December 14, 2005, by and between Valance Technology, Inc. and Berg & Berg Enterprises, LLC.

99.1              Press Release of Valence Technology, Inc. dated December 16,
                  2005.


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